UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 24, 2005
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Page 1 of 38 Pages
Exhibit Index Appears on Page 4

ITEM 7.01 REGULATION FD DISCLOSURE

On March 24, 2005, Chesapeake Corporation ("Chesapeake") released information to be provided to investors and analysts at presentations to be first held on March 29, 2005. The presentations will include information on Chesapeake's business, its business strategy, markets, operating competencies, financial highlights, the financial outlook for 2005 and other business information. The slide package used by Chesapeake executives at the presentations is furnished herewith as Exhibit 99.1. The information in the presentation includes financial results through January 2, 2005, and Chesapeake does not assume any obligation to update such information in the future.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1

Slide presentation to be presented at investor meetings to be first held on March 29, 2005.

Page 2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: March 24, 2005	BY:	/s/ Joel K. Mostrom_______________
Joel K. Mostrom
Senior Vice President & Chief Financial Officer

Page 3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1

Slide presentation to be presented at investor meetings to be first held on March 29, 2005.

Page 4